EXHIBIT 10.2

SECURITY AGREEMENT

This Security Agreement, dated as of January 31st , 2018 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”), is made by SpendSmart Networks, Inc., a California corporation (the “Grantor”), in favor of SpendSmart Networks, Inc., a Delaware corporation (the “Secured Party”).

WHEREAS, as of the date hereof, Eclipse Marketing LLC, a Delaware limited liability company (“Company”), owns all of the issued and outstanding shares of stock of the Grantor;

WHEREAS, on the date hereof, the Secured Party has entered into a Secured Promissory Note with the Company with an aggregate unpaid principal amount of $750,000 (such note, the “Note”); and

WHEREAS, this Agreement is given by the Grantor in favor of the Secured Party to secure the payment and performance of all of the Secured Obligations.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.            Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

“Collateral” has the meaning set forth in Section 2.

“Event of Default” means the failure by the Company to make a payment that becomes due and owing under the Note within fifteen days after receipt by the Company from the Secured Party of such payment being overdue pursuant to the terms of the Note.

“Proceeds” means “proceeds” as such term is defined in the UCC and, in any event, shall include, without limitation, all dividends or other income from the Collateral, collections thereon or distributions with respect thereto.

“Secured Obligations” has the meaning set forth in Section 3.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of Michigan or, when the laws of any other state govern the method or manner of the perfection or enforcement of any security interest in any of the Collateral, the Uniform Commercial Code as in effect from time to time in such state.

2.           Grant of Security Interest. The Grantor hereby pledges and grants to the Secured Party, and hereby creates a continuing lien and security interest in favor of the Secured Party in and to all of its right, title and interest in and to the following, wherever located, whether now existing or hereafter from time to time arising or acquired (collectively, the “Collateral”):

(a)           all fixtures and personal property of every kind and nature including all accounts, goods, documents, instruments, promissory notes, chattel paper (whether tangible or electronic), letters of credit, letter-of-credit rights, securities and all other investment property, general intangibles (including all payment intangibles), money, deposit accounts, and any other contract rights or rights to the payment of money; and

(b)           all Proceeds and products of each of the foregoing, all books and records relating to the foregoing, all supporting obligations related thereto, and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to the Grantor from time to time with respect to any of the foregoing.

3.           Secured Obligations. The Collateral secures the due and prompt payment and performance of the obligations of the Company under the Note (all such obligations being herein collectively called the “Secured Obligations”).

4.           Perfection of Security Interest and Further Assurances.

(a)           The Grantor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including any financing or continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by the Grantor hereunder, without the signature of the Grantor where permitted by law, including the filing of a financing statement describing the Collateral as all assets now owned or hereafter acquired by the Grantor, or words of similar effect.

(b)           The Grantor agrees that at any time and from time to time, at the expense of the Secured Party, the Grantor will promptly execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action, that the Secured Party may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder or under any other agreement with respect to any Collateral.

5.           Voting and Distributions.

(a)           The Secured Party agrees that unless an Event of Default shall have occurred and be continuing, the Grantor may, to the extent the Grantor has such right as a holder of the Collateral consisting of securities, other equity interests or indebtedness owed by any obligor, vote and give consents, ratifications and waivers with respect thereto, and from time to time, upon request from the Grantor, the Secured Party shall deliver to the Grantor suitable proxies so that the Grantor may cast such votes, consents, ratifications and waivers.

(b)           The Secured Party agrees that the Grantor may, unless an Event of Default shall have occurred and be continuing, receive and retain all dividends and other distributions with respect to the Collateral consisting of securities, other equity interests or indebtedness owed by any obligor.

6.           Remedies Upon Default. If any Event of Default shall have occurred and be continuing, the Secured Party, without any other notice to or demand upon the Grantor, may assert all rights and remedies of a secured party under the UCC or other applicable law, including, without limitation, the right to take possession of, hold, collect, sell, lease, deliver, grant options to purchase or otherwise retain, liquidate or dispose of all or any portion of the Collateral. If notice prior to disposition of the Collateral or any portion thereof is necessary under applicable law, written notice mailed to the Grantor at its notice address as provided in Section 8 hereof thirty days prior to the date of such disposition shall constitute reasonable notice, but notice given in any other reasonable manner shall be sufficient. So long as the sale of the Collateral is made in a commercially reasonable manner, the Secured Party may sell such Collateral on such terms and to such purchaser(s) as the Secured Party in its absolute discretion may choose, without assuming any credit risk and without any obligation to advertise or give notice of any kind other than that necessary under applicable law.

7.           Amendments. None of the terms or provisions of this Agreement may be amended, modified, supplemented, terminated or waived, and no consent to any departure by the Grantor therefrom shall be effective unless the same shall be in writing and signed by the Secured Party and the Grantor, and then such amendment, modification, supplement, waiver or consent shall be effective only in the specific instance and for the specific purpose for which made or given.

8.           Addresses For Notices. All notices and other communications provided for in this Agreement shall be in writing and shall be given in the manner and become effective as set forth in the Note, and addressed to the respective parties at their addresses as specified on the signature pages hereof or as to either party at such other address as shall be designated by such party in a written notice to each other party (it being understood that notices and other communications addressed to the Grantor and delivered to the Company in accordance with the Note shall be deemed to be in compliance with this Section as a notice and/or other communication delivered to the Grantor).

9.           Continuing Security Interest; Further Actions. This Agreement shall create a continuing lien and security interest in the Collateral and shall (a) subject to Section 10, remain in full force and effect until payment and performance in full of the Secured Obligations, (b) be binding upon the Grantor, its successors and assigns, and (c) inure to the benefit of the Secured Party and its successors, transferees and assigns.

10.           Termination; Release. On the date on which all Secured Obligations have been paid and performed in full, the Secured Party will, at the request of the Grantor, (a) duly assign, transfer and deliver to or at the direction of the Grantor (without recourse and without any representation or warranty) such of the Collateral as may then remain in the possession of the Secured Party, together with any monies at the time held by the Secured Party hereunder, and (b) execute and deliver to the Grantor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement and the rights granted hereunder.

11.           Governing Law. This Agreement and the Note and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or the Note and the transactions contemplated hereby and thereby shall be governed by the laws of the State of Michigan without giving effect to any choice or conflict of law provision or rule (whether of the State of Michigan or any other jurisdiction).

12.           Arbitration. Except for claims seeking injunctive or other equitable relief, any controversy or claim arising out of or relating to this Agreement or the Note or a breach of either of the foregoing, shall be settled by binding arbitration in Detroit, Michigan (or such other location as may be agreed to by the parties) to be administered by the American Arbitration Association (“AAA”) in accordance with its then-prevailing Commercial Rules of Arbitration. Each Party shall select an arbitrator from a list provided by the AAA that is mutually satisfactory to them. If the Parties are unable to agree on an arbitrator, then each (i.e., the Grantor on the one hand and the Secured Party on the other) shall choose an arbitrator from a list provided by the AAA. The two arbitrators so selected shall then select a third arbitrator mutually satisfactory to them from the list provided by the AAA. The single arbitrator so selected by the aforesaid procedure shall hear the dispute and decide it. The arbitrator selected shall not be a present or former officer, employee, consultant or representative of any of the parties or any of their affiliates. The arbitrator shall have a background and training in the general areas of law covered by this Agreement and the Note. The arbitrator shall have the right to award costs, fees and expenses, including, without limitation, the arbitrator’s fees and reasonable attorneys’ fees, to the prevailing party. A party shall be entitled to have a judgment entered on the determination or decision of the arbitrator in any court of competent jurisdiction. The award of the arbitrator shall be binding and final on all parties. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE NOTE IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

13.           Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement and the Note constitute the entire contract among the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SpendSmart Networks, Inc., as Grantor

By____________________

Name: Michael C. Skaff

Title: Authorized Person

Address for Notices: 300 Park Street,
Suite 400, Birmingham, MI 48009

SpendSmart Networks, Inc.,
as Secured Party

By:__________________

Name: Luke Wallace

Title: Chief Executive Officer

Address for Notices: 805 Aerovista,
Suite 205, San Luis Obispo, CA 93401

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